Exhibit 99.1

CJS Securities Roadshow - Boston February 16, 2017

Forward-Looking Statements and Factors That May Affect Future Results: Throughout this presentation, we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. Accordingly, in this presentation, we may say something like, “We expect that future revenue associated with the Process Equipment Group will be influenced by order backlog.” That is a forward-looking statement, as indicated by the word “expect” and by the clear meaning of the sentence. Other words that could indicate we are making forward-looking statements include: This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of Part I of our Form 10-K for the period ended September 30, 2016, and in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended December 31, 2016, located on our website and filed with the SEC. We assume no obligation to update or revise any forward-looking statements. Safe Harbor Disclosure regarding forward-looking statements intend believe plan expect may goal would become pursue estimate will forecast continue could targeted encourage promise improve progress potential should 2

Joe Raver President and CEO Company & Strategy Overview

Hillenbrand Began As A Death Care Company And Has Diversified Through Acquisitions

HILLENBRAND

- **2007** — Hillenbrand Industries approves separation of Hill-Rom and Batesville Casket into two independent public companies, May 2007 (HILLENBRAND)
- **2008** — Hillenbrand, Inc. (parent of Batesville Casket Company) begins operation, April 2008 (Batesville)
- **2010** — K-Tron Acquisition (includes TerraSource), April 2010 (K-TRON, TERRASOURCE GLOBAL)
- **2011** — Rotex acquisition, September 2011 (ROTEX)
- **2012** — Coperion acquisition, December 2012 (coperion)
- **2013** — K-Tron merges with Coperion, October 2013 (K-TRON, coperion)
- **2015** — ABEL Pumps acquisition, October 2015 (ABEL Pump Technology)
- **2016** — Red Valve acquisition, February 2016 (Red Valve)

Batesville

- Founded in 1906 and dedicated for more than 100 years to *helping families honor the lives of those they love®*
- North American leader in death care with a history of manufacturing excellence, product innovation, superior customer service, and reliable delivery

Process Equipment Group (PEG)

- PEG businesses design, develop, manufacture and service highly engineered industrial equipment around the world
- PEG is a leading global provider of compounding and extrusion equipment, flow control, bulk solids material handling equipment and systems for a wide variety of manufacturing and other industrial processes

4

Sales ~$1.5B Free Cash Flow $217M2 Dividend Yield 2.2%3 5-Year Revenue CAGR 11.7% Headquarters Batesville, IN Market Cap (2/13/17) ~$2.4B Mfg Facilities (owned and leased) 22 Facilities1 Employees ~6,1001 Building a World-class Global Diversified Industrial Company FY 2016 Revenue Mix 1. At 9/30/2016 2. See Appendix for reconciliation – FCF is Cash Flow from Operations less CapEx 3. Dividend Yield as of market close 2/13/2017 4. Company Data Company Overview 5 FY 2016 (Ended 9/30/16) Process Equipment Group 63% Batesville 37% By Segment Americas 64% EMEA 22% Asia 14% By Geography 4

1 Develop into a world-class global diversified industrial company Become a recognized leader in the diversified industrial space Accelerate transformation through M&A 2 Leverage strong financial foundation and the Hillenbrand Operating Model Deliver sustainable profit growth, revenue expansion, and FCF1 Drive operational efficiencies 3 Reinvest cash in new growth initiatives, both organic and inorganic, that create shareholder value Leverage existing businesses to expand in core markets and near adjacencies Acquire leading brands with strong recurring revenue Clear Trajectory and Path to Achieve Vision Strategic Vision 6 1. FCF is Cash Flow from Operations less CapEx

7 Transformation Strategy Is Founded On Commitment To Profitable Growth Growth Adj. EBITDA Margin Process Equipment Group: Grow via implementation of HOM and disciplined M&A Batesville: Maintain leadership position and use strong FCF1 to grow PEG 10% Mid-twenties Mid-teens Batesville PEG 1. FCF is Cash Flow from Operations less CapEx

Hillenbrand Operating Model Consistent and repeatable framework designed to produce sustainable and predictable results Defines how Hillenbrand runs the business and focuses on three key steps: Understand the business Focus on the critical few Grow to get bigger and better Driving Profitable Growth and Superior Value The Hillenbrand Operating Model Drives Our Transformation 8

Process Equipment Group (PEG)

Highly-engineered, mission critical, niche products that are differentiated through applications expertise and drive value for customers Stable recurring revenue and attractive margins from parts & service Balanced geographic diversification Highly diversified customer base with a strong history of long-term relationships with blue-chip customers Favorable long-term mega trends Rapidly expanding middle class Growing global population Rising demand for plastics, food, and energy PEG Overview 10 1. FY 2016 Company Data Americas 42% EMEA 35% Asia 23% Revenue by Geography 1 Machines 63% Parts & Service 37% Revenue by Product Mix 1

PEG Revenue (Billions) Expect mid-single digit organic revenue growth Adj. EBITDA1 margin expected to grow another 50 bps in 2017 Solid Financial Track Record Expected To Continue Initiatives to expand margins resulted in adj. EBITDA1 margin growth of 420 bps from FY13 to FY16 Product mix improvement Parts & service business growth Strategic pricing initiatives Continued implementation of Lean Addition of ABEL and Red Valve 1. See Appendix for reconciliation 11 $1.3 - $1.4 FY16 FY21 $376 $933 $1,075 $993 $965 0% 5% 10% 15% 20% 25% $0 $200 $400 $600 $800 $1,000 $1,200 FY 12 FY 13 FY 14 FY 15 FY 16 Revenue & Adj. EBITDA 1 Margin (Millions) Revenue Adj. EBITDA Margin $1.0

Organic and Inorganic Growth 12 Focus on niche, high-growth core end markets and near adjacencies Leverage scope and scale to accelerate profitable growth Expand recurring revenue in operating companies Achieve margin expansion through the implementation of the Hillenbrand Operating Model PEG Strategy Focused On Growth Other: Forest Products, Grains, Oil Seed, Pharma 1. FY 2016 Company Data End Market Diversification1 14% 5% 5% 6% 9% 61% Other Water/Wastewater Processed Food Minerals and Mining Chemicals Plastics End Market Diversification 1

World-Class Industrial Brands Pumping solutions Service and parts Compounders and extruders Materials handling equipment Feeders and components System solutions Service and parts Highly engineered valves Recurring revenue 13 Crushers Materials handling equipment Service and parts Separating equipment Sizing equipment Service and parts

14 Most Recent Acquisitions Update Combined purchase price of ABEL and Red Valve: $235M FY 2016 Revenue: $57M Financials All-cash transactions funded under Hillenbrand’s $700M credit revolver Funding Strategy Provided entry into the flow control space Sizable market with an expected long-term growth rate greater than global GDP Businesses provide highly engineered equipment for niche markets Installed base that supports a robust aftermarket recurring revenue source Opportunity to build on strong product, end market and geographic core Strategic Fit Highly profitable businesses with a low asset base that generate significant cash Both were accretive to earnings in 2016, net of transition costs Financial Impact

Batesville

Iconic brand with 100+ years of history Superior mix of products Industry leader in volume, revenue and profitability1 FY 2016 Revenue: $574M Batesville Is A Leader In The North American Death Care Industry 16 1. Source: Internal estimates, industry reports and public filings for FY 2016 * Cremation Options®, Technology Solutions and Northstar * Chemicals, Factoring, Paper products, Retorts, Technology, etc. Caskets 88% Other* 12% Batesville Revenue Mix by Product 1 Caskets 41% Markers 19% Cremation 9% Vaults 17% Other* 13% $3.0 B North American Death Care Industry 1

17 Build and deliver value propositions aligned to customer needs Provide merchandising and consultative selling Develop innovative new products Batesville Strategy Continual process improvement through Hillenbrand Operating Model Lean manufacturing and distribution Leverage Our Leadership Position Grow Leadership Position in Death Care Industry Maintain Optimal Cost Structure to Support Growth

N.A. cremation rate is ~50% and increasing ~120-140 bps per year2 Increase in future deaths driven by aging baby boomers expected to be offset by cremation, resulting in flat to slightly declining burial market Batesville’s Attractive Financial Fundamentals Expected To Continue Historically high ROIC Historically strong Adj. EBITDA1 margins Relentless focus on Lean to drive margin sustainability 1. See Appendix for reconciliation 2. Source: CDC, Cremation Assn. North America, Company estimates 3. Cremation Association of North America data 18 Death Trends3 $607 $621 $592 $604 $574 0% 5% 10% 15% 20% 25% 30% 35% $200 $300 $400 $500 $600 $700 FY 12 FY 13 FY 14 FY 15 FY 16 Revenue & Adj. EBITDA 1 Margin (Millions) Revenue Adj. EBITDA Margin 0 1,000 2,000 3,000 '10 '15 '20 '25 '30 Thousands # Burials # Cremations Total Deaths

Financial Results

Consolidated Financial Performance Q1 2017 Key Points Revenue increased 1% to $356 million driven by the acquisition of Red Valve GAAP net income increased 9% to $22 million, adjusted EBITDA2 of $56 million decreased 2%; adjusted EBITDA margin2 of 15.8% was down 60 bps driven by PEG Use of operating cash of $49 million in the quarter was down $84 million compared to prior year due to an $80 million contribution to the U.S. pension plan 20 1. Net income attributable to Hillenbrand 2. See Appendix for reconciliation Q1 2017 Revenue Adj. EBITDA2 PEG 62% 51% Batesville 38% 49% $0.31 GAAP EPS $0.34 GAAP EPS $20 $22 Q1 2016 Q1 2017 Net Income 1 (Millions) Adj. EPS $ 0.41 Adj. EPS $ 0.42 Q1 2016 Q1 2017 GAAP & Adj. EPS 2 $36 $(49) Q1 2016 Q1 2017 Operating Cash Flow (Millions)

Segment Performance Q1 2017 21 Process Equipment Group Batesville Revenue of $222 million was up 4% over prior year driven by the addition of Red Valve and higher demand for large plastics projects, partially offset by unfavorable FX impact and lower demand in other industrial markets Adjusted EBITDA margin1 decreased 60 bps as a shift in the mix of business to large plastics projects and lower volume in other industrial markets more than offset the positive impact from Red Valve Revenue of $135 million was down 2% due to a decline in burial sales Adjusted EBITDA margin1 was flat compared to prior year as the decline in volume was offset by an improvement in operating expenses from restructuring actions taken in 2016 and current year productivity initiatives 1. See Appendix for reconciliation

History of Strong Financial Performance 22 1. Net income attributable to Hillenbrand 2. Net Debt is Total Debt less Cash CAGR 11% CAGR 2% CAGR 15% $1.0 $1.6 $1.7 $1.6 $1.5 FY 12 FY 13 FY 14 FY 15 FY 16 Revenue (Billions) $105 $63 $110 $111 $113 FY 12 FY 13 FY 14 FY 15 FY 16 Net Income 1 (Millions) $251 $622 $501 $480 $558 FY 12 FY 13 FY 14 FY 15 FY 16 Net Debt 2 ( Millions) $138 $127 $180 $105 $238 FY 12 FY 13 FY 14 FY 15 FY 16 Operating Cash Flow (Millions)

23 Strong cash generation enables financial flexibility Cash Generation Strengthens Financial Flexibility Includes $9.3M reserved for outstanding Letters of Credit As of 12/31/16 Total Debt $654M Net Debt1 $608M Net Debt/TTM Adj. EBITDA2 2.3x 1. Net Debt is Total Debt less Cash 2. See Appendix for reconciliation As of 12/31/16, net of debt issuance costs $309M immediately available based on existing covenants $700 $249 $159 $255 $ 445 Senior Unsecured Notes Term Loan Revolving Credit Facility Financing Agreements 3 (Millions) Drawn Maximum Available Capacity 4

24 Reinvest in organic businesses – CAPEX ~2% of revenue ~2/3 of FCF1 projected to be deployed toward acquisitions in core markets and near adjacencies while maintaining leverage targets Capital Allocation Strategy Share repurchase and dividend payments projected to be ~1/3 of FCF1 Dividend of $0.81 per share in FY 2016 (40% payout ratio; eight consecutive years of $0.01 increase per share per year) Attractive dividend yield: 2.2% (2/13/17) Capital Allocation Strategy Focuses On Creating Shareholder Value 1. FCF is Cash Flow from Operations less CapEx Drive Long-term Growth Return Cash to Shareholders

Acquisition Focus 25 Add-on Adjacency Same Product, Technologies, End Markets Size of Opportunities1 Magnitude of Synergies Similar Small (<$75M) Medium ($50-200M) Medium High 1. Size indications are general estimates only and actual deal size in any category could differ based on circumstances

Attractive Investment Opportunity Growth Opportunity We expect PEG to represent more than 2/3 of Hillenbrand revenue with organic mid-single-digit growth Bottom-line growth enhanced by leveraging HOM Strong Financial Profile Market leading platforms with robust cash generation Strong balance sheet Proven Track Record Proven, results-oriented management team Sustainable and predictable results supported by the Hillenbrand Operating Model Compelling Dividend Meaningful shareholder returns, including an attractive dividend yield Consecutive annual dividend increases since HI inception (2008) 26

Appendix

Disclosure Regarding non-GAAP Measures While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide certain non-GAAP operating performance measures. These non-GAAP measures are referred to as “adjusted” and exclude expenses associated with backlog amortization, inventory step-up, business acquisition and integration, restructuring, and antitrust litigation. The related income tax for all of these items is also excluded. This non-GAAP information is provided as a supplement, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. One important non-GAAP measure that we use is Adjusted Earnings Before Interest, Income Tax, Depreciation, and Amortization (“Adjusted EBITDA”). As previously discussed, a part of our strategy is to selectively acquire companies that we believe can benefit from our core competencies to spur faster and more profitable growth. Given that strategy, it is a natural consequence to incur related expenses, such as amortization from acquired intangible assets and additional interest expense from debt-funded acquisitions. Accordingly, we use Adjusted EBITDA, among other measures, to monitor our business performance. Free cash flow (FCF) is defined as cash flow from operations less capital expenditures. Management considers FCF an important indicator of its liquidity, as well as its ability to fund future growth and to provide a return to shareholders. FCF does not include deductions for debt service (repayments of principal), other borrowing activity, dividends on the company’s common stock, repurchases of the company’s common stock, business acquisitions, and other items. Another important non-GAAP measure that we use is backlog. Backlog is not a term recognized under GAAP; however, it is a common measurement used in the Process Equipment Group industry. Our backlog represents the amount of consolidated revenue that we expect to realize on contracts awarded related to the Process Equipment Group. Backlog includes expected revenue from large systems, equipment, and to a lesser extent, replacement parts, components, and service. We use this non-GAAP information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by these types of items. Finally, the Company believes such information provides a higher degree of transparency. 28

Adj. EBITDA to Consolidated Net Income Reconciliation 29 2016 2015 EBITDA - adjusted Process Equipment Group 32.7 $ 33.0 $ Batesville 31.0 31.8 Corporate (7.3) (7.0) Less: Interest income (0.2) (0.3) Interest expense 6.1 5.9 Income tax expense 6.7 8.7 Depreciation and amortization 15.0 16.0 Business acquisition and intergration 0.3 1.7 Inventory step-up - 1.4 Restructuring and restructuring related 6.6 3.4 Consolidated Net Income 21.9 $ 21.0 $ Three Months Ended December 31, (in millions)

30 Adj. EBITDA to Consolidated Net Income Reconciliation ($ in millions) Years Ended September 30, 2016 2015 2014 2013 2012 Adjusted EBITDA: Process Equipment Group $ 160.9 $ 160.5 $ 150.4 $ 116.4 $ 79.7 Batesville 143.5 145.5 150.8 161.0 152.8 Corporate (37.3) (37.3) (25.7) (29.9) (25.1) Less: Interest income (1.2) (1.0) (0.8) (0.6) (0.5) Interest expense 25.3 23.8 23.3 24.0 12.4 Income tax expense 47.3 49.1 48.7 28.3 30.1 Depreciation and amortization 60.4 54.3 58.4 89.4 40.4 Business acquisition costs 3.7 3.6 8.4 16.0 4.2 Inventory step-up 2.4 - - 21.8 - Restructuring and restructuring related 10.2 7.5 5.5 2.8 8.3 Tradename impairment 2.2 - - - - Litigation - 0.5 20.8 0.2 5.5 Pension settlement charge - 17.7 - - - Other - - - 0.2 - Long-term incentive compensation related to the international integration - - - - 2.2 Consolidated net income 116.8 113.2 111.2 65.4 104.8

Q1 FY17, Q1 FY16 Reconciliation of Non-GAAP Measures 31 1 Net income attributable to Hillenbrand (in millions except per share data) 2016 2015 Net Income (1) 21.7 $ 20.0 $ Restructuring and restructuring related 8.1 3.4 Business acquisition and integration 0.3 1.7 Inventory step-up - 1.4 Backlog amortization - 3.2 Tax effect of adjustments (3.1) (3.3) Adjusted Net Income (1) 27.0 $ 26.4 $ 2016 2015 Diluted EPS 0.34 $ 0.31 $ Restructuring and restructuring related 0.13 0.05 Business acquisition and integration - 0.03 Inventory step-up - 0.02 Backlog amortization - 0.05 Tax effect of adjustments (0.05) (0.05) Adjusted Diluted EPS 0.42 $ 0.41 $ Three Months Ended December 31, Three Months Ended December 31,

Cash Flow Information 32 Twelve months ended September 30, Operating Activities 2016 2015 Consolidated net income $ 116.8 $ 113.2 Depreciation and amortization 60.4 54.3 Change in working capital 51.2 (86.8) Pension settlement charge - 17.7 Other, net 9.8 6.6 Net cash provided by operating activities (A) $ 238.2 $ 105.0 Capital expenditures (B) (21.2) (31.0) Acquisition of business, net of cash acquired (235.4) - Debt activity 83.8 (26.2) Dividends (51.1) (50.4) Other (10.6) (7.1) Net change in cash $ 3.7 $ (9.7) Free Cash Flow (A-B) $ 217.0 $ 74.0 ($ in millions)